GOING CONCERN	6 Months Ended	12 Months Ended
	Jun. 30, 2024	Dec. 31, 2023
Organization, Consolidation and Presentation of Financial Statements [Abstract]
GOING CONCERN

NOTE 3- GOING CONCERN

The accompanying consolidated financial statements were prepared assuming the Company will continue as a going concern, which contemplates continuity of operations, realization of assets, and liquidation of liabilities in the normal course of business. The Company had an accumulated deficit of approximately $1,731,131 and $1,224,811 as of June 30, 2024 and December 31, 2023, respectively. Although the operating results were positive for the three months ended June 30, 2024, the recurring losses in the past raise the question related to the substantial doubt about the Company’s ability to continue as a going concern.

To enhance our ability to continue to operate, we are dedicating resources to generate recurring revenues and sustainable operating cash flows. Currently, we are increasing our production capacity to generate more revenues and decrease unit cost.

NOTE 3 – GOING CONCERN

The accompanying consolidated financial statements were prepared assuming the Company will continue as a going concern, which contemplates continuity of operations, realization of assets, and liquidation of liabilities in the normal course of business. For the years ended December 31, 2023 and 2022, the Company had a net loss of approximately $392,243 and $1,023,125, respectively. The Company had an accumulated deficit of approximately $1,577,578 and $1,119,457 as of December 31, 2023 and 2022, respectively. The operating results indicate the Company has recurring losses from operations which raises the question related to the substantial doubt about the Company’s ability to continue as a going concern.

Historically, we have funded our operations primarily through our sale of fresh mushrooms and borrowings. Currently, all the loans are short-term borrowings. Management is working to increase long-term loans and equity investment in order to improve our capital structure. However, such additional cash resources may not be available to us on desirable terms, or at all, if and when needed by us.

To enhance our ability to continue to operate, we are dedicating resources to generate recurring revenues and sustainable operating cash flows. On one side, we improved efficiency with current facilities, the revenue reached $7.45 million and $7.25 million for the year ended December 31,2023 and 2022, respectively; on the other side, we were expanding our composting facilities to generate more revenue by selling compost to customers. On December 31, 2022, AUM, a subsidiary of ESG acquired 12 mushroom houses by assuming debt. The new operations further increase the production of mushrooms and reduce fixed cost per unit to reach the scale effect of economics. On January 5, 2022, Funan Agricultural Reclining Investment Co. Ltd signed an agreement to fund $18.09 million by 10-year debt financing for the expansion of composting facilities, which will further generate revenue on compost sales with a higher profit margin.